UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2012

AMERICAN RENAL ASSOCIATES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-175708	27-2170749
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

66 Cherry Hill Drive Beverly, Massachusetts 01915
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (978) 992-3080

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2012, notification was provided that effective May 8, 2012 Christopher T. Ford will retire as an employee of American Renal Management, LLC, an indirect, wholly owned subsidiary of American Renal Associates Holdings, Inc. (the "Company").  The Company expects Christopher T. Ford to cease serving as a director of the Company in connection with his retirement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2012	AMERICAN RENAL ASSOCIATES HOLDINGS, INC.

	By:	/s/ Michael R. Costa
Michael R. Costa
Vice President, General Counsel and Secretary